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                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use in this registration statement on Form S-4 of our report dated January 15, 1998, on our audit of the consolidated financial statements of CNB Holding Company and to the reference to our firm under the caption "Experts".

/s/ Camputaro & Associates

June 4, 1998